CASE NAME: LACLEDE STEEL COMPANY          FORM OPR-1A
CASE NUMBER: 01-48321-399
                                                       As of
                                                      July 31,          Aug 31         Sep 30
BALANCE SHEETS                                         2001 *            2001           2001
                                                       ----              ----           ----

Current Assets:
    Cash                                               195,000          195,000        195,000
    Accounts receivable, net of allowances          15,675,287       15,410,249     14,814,241
    Inventories                                     20,364,783       12,884,535      2,906,598
    Accounts receivable from subsidiaries            1,128,194          819,274      1,922,013
    Deferred charges                                 1,782,385        2,120,896             -- **
    Prepaid expenses                                 1,111,176        1,072,297        586,394
                                                  --------------------------------------------
            Total Current Assets                    40,256,825       32,502,251     20,424,246
                                                  --------------------------------------------

Non-Current Assets:
    Unamortized debt issue costs                       951,697          919,974        919,974
    Reorg. value in excess of indent. assets        21,024,511       20,838,453     20,838,453
    Other                                               37,533           37,533         37,533
                                                  --------------------------------------------
            Total Non-Current Assets                22,013,741       21,795,960     21,795,960
                                                  --------------------------------------------

Plant and Equipment, at cost                        35,040,334       35,544,452     34,385,529
    Less - accumulated depreciation                 -1,103,508       -1,261,152     (1,209,344)
                                                  --------------------------------------------
            Net Plant and Equipment                 33,936,826       34,283,300     33,176,185
                                                  --------------------------------------------

Total Assets                                        96,207,392       88,581,511     75,396,391
                                                  ============================================


I CERTIFY UNDER PENALTY OF PERJURY THAT TO THE BEST OF MY KNOWLEDGE
THE FOLLOWING OPERATING REPORTS CONSISTING OF      PAGES ARE TRUE AND CORRECT.

Date Submitted   11-30-01                  Signed /s/ James B. Claes
                -----------------------           ------------------------------

* Bankruptcy filing was on Friday, July 27, 2001; in accordance with the Debtor's normal practices, Balance Sheet was prepared as of July 31, 2001.

** Elimination of deferred charges represents accounting recognition of charges that will not be absorbed by future operations.



CASE NAME: LACLEDE STEEL COMPANY                    FORM OPR-1B
CASE NUMBER: 01-48321-399
                                                        As of
                                                       July 31         Aug 31         Sep 30
BALANCE SHEETS                                           2001           2001           2001
                                                       -------        --------       --------

Current Liabilities:
    Accounts payable                                  12,126,951     12,126,951     12,126,951
    Accrued compensation                               1,572,602      1,640,265      2,657,100 *
    Accrued taxes other than income taxes                802,311        758,985        758,985
    Interest on debt                                     548,423        575,509        515,214
    Other current liabilities                          2,385,429      1,760,535      2,664,510 *
                                                    -------------------------------------------
            Total Current Liabilities                 17,435,716     16,862,245     18,722,760
                                                    -------------------------------------------

Non-Current Liabilities:
    Pensions                                           3,027,693      3,027,693      3,027,693
    Postretirement health care                        50,960,618     50,960,618     50,960,618
    Deferred income taxes                                563,226        563,226        563,226
    EAF dust reserve                                     202,358        202,358        202,358
    Other                                                   (837)          (649)          (649)
                                                    -------------------------------------------
            Total Non-Current Liabilities             54,753,058     54,753,246     54,753,246
                                                    -------------------------------------------

Long-Term Debt
    Notes and bonds payable                            6,783,658      6,791,991      6,791,991
    Bank credit facility                              23,302,646     18,579,060     13,522,120
    Term loan - banks                                  5,741,668      5,741,668      5,741,668
                                                    -------------------------------------------
            Total Long-Term Debt                      35,827,972     31,112,719     26,055,779
                                                    -------------------------------------------

Stockholders' Equity (Deficit):
    Common stock                                          35,100         35,100         35,100
    Capital in excess of par value                    12,465,000     12,465,000     12,465,000
    Accumulated deficit                              (24,309,454)   (26,646,799)   (36,635,494)
                                                    -------------------------------------------
            Total Stockholders' Equity (Deficit)     (11,809,354)   (14,146,699)   (24,135,394)
                                                    -------------------------------------------
Total Liabilities and Stockholders' Equity (Deficit)  96,207,392     88,581,511     75,396,391
                                                    ===========================================


* Change in account balances represents accounting recognition of deferred charges that will not be absorbed by future operations.


CASE NAME: LACLEDE STEEL COMPANY                        FROM OPR-2
CASE NUMBER: 01-48321-399
                                                             Month             Month
                                                             Aug 31            Sep 30
STATEMENTS OF OPERATIONS                                      2001              2001
                                                            --------          --------

Net sales                                                      7,191,670       5,200,020
                                                        ----------------------------------

Costs and expenses:
     Cost of products sold                                     8,434,575      14,829,530
     Selling and Administrative expenses                         272,644         186,158
     Depreciation and Amortization                               343,702              --
     Interest expense, net                                       478,094         173,027
     Unusual charges (credits)                                        --              --
                                                        ----------------------------------
          Total costs and expenses                             9,529,015      15,188,715
                                                        ----------------------------------

Profit (loss) before income taxes                             (2,337,345)     (9,988,695)

Provision (credit) for income taxes                                   --              --
                                                        ----------------------------------
Net profit (loss)                                             (2,337,345)     (9,988,695)
                                                        ==================================



CASE NAME:   LACLEDE STEEL COMPANY                    FORM OPR-3
CASE NUMBER: 01-48321-399
                                                                 Month         Month
                                                                 August      September
STATEMENTS OF CASH FLOW                                           2001          2001
                                                                --------      --------

Cash flows from operating activities:
       Net income (loss)                                         ($2,337,345)  ($9,988,695)
Adjustments to reconcile net loss to
   net cash provided by (used in) operating activities:
        Depreciation and amortization                                343,702            --

  Changes in assets and liabilities that provided (used) cash:
        Accounts receivable                                          265,038       596,008
        Inventories                                                7,480,248     9,977,937
        Accrued expenses                                              24,337            --
        Accrued pension cost                                              --            --
        Other assets and liabilities                                (556,609)    3,821,690

 Net cash provided by (used in) operating activities        -------------------------------
    before reorganization items                                    5,219,371     4,406,940
                                                            -------------------------------

Cash flows used in investing activities:
        Capital expenditures                                        (504,118)*          --
        Net proceeds from sale of assets                                  --       650,000
                                                            -------------------------------
 Net cash provided by (used in) investing activities                (504,118)      650,000
                                                            -------------------------------

Cash flows from financing activities:
        Net borrowings from new credit facility                   (4,723,586)   (5,056,940)
        Increase in notes payable                                      8,333            --
                                                            -------------------------------
 Net cash (used in) financing activities                          (4,715,253)   (5,056,940)
                                                            -------------------------------

Cash and cash equivalents:
        Net increase (decrease) during the period                         --            --
        At beginning of year                                         195,000       195,000
                                                            -------------------------------
        At end of period                                            $195,000      $195,000
                                                            =================-=============


* Recording of charges incurred prior to July 27, 2001.



CASE NAME - LACLEDE STEEL CO.                            SCHEDULE A
CASE NUMBER -  01-48321-399

SCHEDULE OF ACCOUNTS RECEIVABLE AGING
                              Total
                             Accounts             0-30             31-60            61-90            91-120          Over 120
                            Receivable            Days              Days             Days             Days             Days
                            ----------            ----              ----             ----             ----             ----

Date of Filing:  7-27-01     $16,788,650.93     $9,478,834.75    $5,513,875.11      $563,817.22      $164,772.08    $1,067,351.77
      % of Total               100%                     56.5%            32.8%             3.4%             1.0%             6.4%

Month:   8-31-01             $16,398,034.09     $8,989,454.79    $3,860,527.94    $2,123,733.80      $236,861.11    $1,187,456.45
      % of Total               100%                     54.8%            23.5%            13.0%             1.4%             7.2%

Month:   9-30-01             $12,610,549.25     $3,738,494.24    $4,379,114.96    $2,169,157.33      $938,402.28    $1,385,380.44
      % of Total               100%                     29.6%            34.7%            17.2%             7.4%            11.0%




CASE NAME: LACLEDE STEEL COMPANY                     SCHEDULE B
CASE NUMBER: 01-48321-399




                                                    July 31           Aug 31           Sep 30
FIXED ASSETS                                         2001              2001             2001
                                                  ----------         --------         --------

Real estate                                        2,215,000        2,215,000        2,215,000

Buildings                                          6,485,000        6,485,000        6,485,000

Primary metals                                    26,293,876       26,797,994       25,639,071

Office equipment                                      31,629           31,629           31,629

Obsolete equipment                                     7,239            7,239            7,239

General purpose trucks                                 7,590            7,590            7,590
                                              ------------------------------------------------
                                                  35,040,334       35,544,452       34,385,529
                                              ================================================




CASE NAME: LACLEDE STEEL COMPANY                    SCHEDULE C
CASE NUMBER: 01-48321-399
                                                    As of
                                                   July 27           Aug 31         Sep 30
                                                     2001             2001           2001
                                                  ---------        ---------      ---------

TRADE ACCOUNTS PAYABLE                                    --               --             --
                                               ---------------------------------------------
TAXES PAYABLE
Federal Payroll Taxes                                     --               --             --
State Payroll Taxes                                       --               --             --
State Sales Taxes                                         --               --             --
Local Payroll Taxes                                       --               --             --
Real Estate and Personal Property Taxes                   --           28,414         28,414
                                               ---------------------------------------------
TOTAL TAXES PAYABLE                                       --           28,414         28,414
                                               ---------------------------------------------
OTHER LIABILITIES
Post Petition Secured Debt                                --        3,653,176*     5,525,173
Accrued Interest Payable                                  --          283,471        286,015
                                               ---------------------------------------------
TOTAL OTHER LIABILITIES                                   --        3,936,647      5,811,188
                                               ---------------------------------------------

TOTAL POST PETITION DEBT                                  --        3,965,061      5,839,602
                                               =============================================


* Net advances against DIP Facility subsequent to July 27, 2001.



CASE NAME -      LACLEDE STEEL CO.                                                   SCHEDULE D
CASE NUMBER -    01-48321-399


 1.  INSURANCE COVERAGE                                                                                              Premium
                                                                                    Amount of       Policy           paid
        Type of Insurance                    Carrier Name                            Coverage       Expiration       through
---------------------------------   -------------------------------------------   --------------   ------------    -----------

Workmen's Compensation              USF & G (c/o Utility Management)               Statutory        12-31-2001     12-31-2001

General Liability                   Royal Surplus Lines Ins. Co. (c/o Westrope)      $1,000,000     12-31-2001     12-31-2001

Automobile                          Hartford Ins. Co.                                $1,000,000     12-31-2001     12-31-2001

Property
(Include Business Interruption)     Lloyds of London                                $22,500,000       7-1-2002       7-1-2002

Boiler and Machinery                Travelers                                      $100,000,000     12-31-2001     12-31-2001

Umbrella Liability                  Fireman's Fund  (c/o Westrope)                  $50,000,000     12-31-2001     12-31-2001

Property
(Include Business Interruption)     Great Lakes Reinsurance Co.                      $7,500,000       7-1-2002       7-1-2002

Property (Excess)                   Employer's Insurance of Wausau                  $70,000,000       7-1-2002       7-1-2002

Foreign                             Great Northern                                    As Needed     12-31-2001     12-31-2001

Ocean Cargo                         Fireman's Fund                                     $500,000     12-31-2001     12-31-2001



CASE NAME -      LACLEDE STEEL CO.            SCHEDULE D
CASE NUMBER -    01-48321-399


2.  STATEMENT OF PAYMENT TO SECURED CREDITORS

       Payee                Description              Amount Paid
--------------------   -----------------------    -------------------

G.E. Capital           Interest                          $184,955.81

G.E. Capital           Bank Fees                           18,632.78
                                                  -------------------



                    Total paid in September 2001         $203,588.59
                                                  ===================





CASE NAME -      LACLEDE STEEL CO.                                   SCHEDULE D
CASE NUMBER -    01-48321-399

3.  TAX PAYMENTS MADE IN SEPTEMBER 2001
                    Type of Tax                              Amount              Check #         Paid
-----------------------------------------------------    ----------------       ----------    -----------

F.I.C.A. - employer's portion                                  6,600.88          475209       Sept 2001
F.I.C.A. - employer's portion                                  2,581.57          475183       Sept 2001
F.I.C.A. - employer's portion                                 12,434.64          475271       Sept 2001
F.I.C.A. - employer's portion                                  8,210.36          475309       Sept 2001
F.I.C.A. - employer's portion                                 12,073.36          475110       Sept 2001
                                                             ----------
    Federal Payroll withholding taxes                        $41,900.81


Federal Unemployment Compensation                                  2.16          475209       Sept 2001
Federal Unemployment Compensation                                  9.28          475110       Sept 2001
Federal Unemployment Compensation                                  2.53          475183       Sept 2001
Federal Unemployment Compensation                                  9.34          475271       Sept 2001
Federal Unemployment Compensation                                  3.69          475309       Sept 2001
                                                             ----------
    Federal Unemployment withholding taxes                       $27.00



Illinois Unemployment Compensation                                23.99          475309       Sept 2001
Illinois Unemployment Compensation                                14.04          475209       Sept 2001
Illinois Unemployment Compensation                                56.83          475110       Sept 2001
Illinois Unemployment Compensation

Pennsylvania Unemployment Compensation                            41.58          475110       Sept 2001
Pennsylvania Unemployment Compensation                            10.92          475183       Sept 2001
Pennsylvania Unemployment Compensation                            41.82          475271       Sept 2001
                                                             ----------
    State Unemployment withholding taxes                        $189.18

Ronald A. Leggett, Collector                                         --
                                                             ----------
    St. Louis City employment tax                                    --

Illinois Electricity Excise Tax                                      --
USX Realty-estimated real estate tax                           9,903.00          475138       Sept 2001
USX Realty-estimated real estate tax                          10,000.00          475324       Sept 2001
                                                             ----------
    Other taxes                                              $19,903.00





CASE NAME -      LACLEDE STEEL CO.                               SCHEDULE D
CASE NUMBER -    01-48321-399

4.  PAYMENTS TO OFFICERS                              Pay
Name                                                  Date       Amount
---------------------------------------------------------------  --------------

Michael H. Lane                                        9/30/01       22,917.00
Executive V. P.

Ralph M. Cassell                                       9/30/01       12,500.00
V. P. & General Mgr.-Wire

James B. Claes                                         9/30/01       10,700.00
Controller & Asst. Secretary

Jim Caporaletti                                        9/30/01       12,500.00
Vice President & General Mgr.-Pipe


4.  PAYMENTS TO DIRECTORS
Name                                                  DATE       SERVICES
---------------------------------------------------------------  --------------

William J. Morgan                                    Sept 2001       1,125.00
Thomas N. Tyrrell                                    Sept 2001       1,125.00
David A. Higbee                                      Sept 2001       1,125.00
George H. Walker III                                 Sept 2001       1,125.00
John R. Parker                                       Sept 2001       1,125.00
Jack Golden                                          Sept 2001       1,125.00
John J. Jerome                                       Sept 2001       1,125.00
                                                                 --------------
                                                                    $7,875.00
                                                                 ==============



5. PAYMENTS MADE THIS MONTH TO PROFESSIONALS

Name                                                  DATE       SERVICES
---------------------------------------------------------------  --------------

Goldstein and Pressman                               Sept 2001       11,156.00
                                                                 --------------
                                                                    $11,156.00
                                                                 ==============




CASE NAME -      LACLEDE STEEL CO.                       SCHEDULE D
CASE NUMBER -    01-48321-399

6.  RECORD OF DISBURSEMENT AND PAYMENT OF QUARTERLY FEES


                Total           Total Disb.   Quarterly
Period Ending   Disbursements   For Quarter   Fee         Date Paid  Amount Paid
--------------  --------------  ------------  ----------  ---------- -----------

Jul 01          $6,638,863.36

Aug 01          $4,926,049.86

Sep 01          $1,694,935.53